Exhibit 10.1

FIRST AMENDMENT TO

AMENDED & RESTATED TRANSACTION SUPPORT AGREEMENT

This First Amendment to Amended and Restated Transaction Support Agreement, dated as of January 29, 2021 (this “Amendment”), is entered into by and among (a) the Company Parties, (b) each of the Revolving Lenders, (c) the Administrative Agent and (d) the Consenting Noteholders (collectively, the “Parties”), each as defined in that certain Amended and Restated Transaction Support Agreement, dated as of December 31, 2020 (together with the exhibits thereto, the ”Transaction Support Agreement”).1

RECITALS

WHEREAS, the Company Parties, each of the Revolving Lenders, the Administrative Agent and the Consenting Noteholders are parties to the Transaction Support Agreement;

WHEREAS, Section (2)(c) of the Transaction Support Agreement provides, among other things, that “it is the intent of the Parties for the terms of the Definitive Noteholder Closing Documents to provide substantially the same terms to holders of the New Notes as are provided to the Revolving Lenders under the terms of the Definitive RCF Closing Documents . . .”;

WHEREAS, on the Settlement Date, certain Company Parties, the Revolving Lenders and the Administrative Agent are executing the Definitive RCF Closing Documents, including the Wilpinjong Credit Agreement and the RemainCo Letters of Credit Agreement;

WHEREAS, on the Settlement Date, certain Company Parties and the RemainCo Notes Indenture Trustee are executing the RemainCo Notes Indenture and issuing the RemainCo Notes in an aggregate principal amount of $195,142,000.00 and the 2022 Notes reflected on the Consenting Noteholders’ signature pages hereto will be exchanged in part for RemainCo Notes in an aggregate principal amount of $146,120,965.20 on the Settlement Date, representing 74.88% of the aggregate principal amount of RemainCo Notes outstanding on the Settlement Date;

WHEREAS, on the Settlement Date, certain Company Parties and the Wilpinjong Notes Indenture Trustee are executing the Wilpinjong Notes Indenture and issuing the Wilpinjong Notes in an aggregate principal amount of $193,884,000.00 and the 2022 Notes reflected on the Consenting Noteholders’ signature pages hereto will be exchanged in part for Wilpinjong Notes in an aggregate principal amount of $145,169,260.60 on the Settlement Date, representing 74.87% of the aggregate principal amount of Wilpinjong Notes outstanding on the Settlement Date;

WHEREAS, the Settlement Date is occurring on January 29, 2021, concurrently with the execution and delivery of this Amendment;

WHEREAS, the RemainCo Notes Indenture and the Wilpinjong Notes Indenture are Definitive Noteholder Closing Documents; and

WHEREAS, the Parties have agreed to amend the Transaction Support Agreement to give effect to Section 2(c) thereof;

[1]	Capitalized terms used but not defined herein have the meanings given to such terms in the Transaction Support Agreement.

NOW, THEREFORE, in consideration of the promises, mutual covenants, and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1.	Amendment. The Transaction Support Agreement is hereby amended as follows:

(a)	Section 1 of the Transaction Support Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order:

(i)	“Amended and Restated RemainCo Notes Indenture” has the meaning set forth in Section 2(d) hereof.

(ii)	“Amended and Restated Wilpinjong Notes Indenture” has the meaning set forth in Section 2(d) hereof.

(iii)	“RemainCo Notes Blackline” has the meaning set forth in Section 2(d) hereof.

(iv)	“Wilpinjong Notes Blackline” has the meaning set forth in Section 2(d) hereof.

(b)	The definition of “Definitive Noteholder Closing Documents” in Section 1 of the Transaction Support Agreement is hereby deleted and replaced in its entirety by the following:

“Definitive Noteholder Closing Documents” means any indentures and any ancillary or other documents related thereto to be entered into in connection with the Transaction, including the Wilpinjong Notes Indenture, the RemainCo Notes Indenture, the Amended and Restated RemainCo Notes Indenture, and the Amended and Restated Wilpinjong Notes Indenture.

(c)	The definition of “Settlement Date” in Section 1 of the Transaction Support Agreement is hereby deleted and replaced in its entirety by the following:

“Settlement Date” means the date on which the Transaction is consummated in accordance with the terms and conditions set forth in this Agreement, the Term Sheet, and each of the Definitive Documents; provided that the non-execution of the Amended and Restated RemainCo Notes Indenture or the Amended and Restated Wilpinjong Notes Indenture will not prevent, delay or otherwise affect the occurrence of the Settlement Date.

(d)	Section 2(c) of the Transaction Support Agreement is hereby amended and restated in its entirety as follows:

Without limiting any applicable consent rights of the Consenting Noteholders or the Revolving Lenders with respect to the Definitive Documents, if the Definitive RCF Closing Documents impose restrictive covenants on any Company Party or contain events of default that, in either case, irrespective of whether such covenant or event of default is set forth in the Term Sheet, are less favorable to such Company Party than similar obligations or restrictions imposed on such Company Party under the New Notes as set forth in the Descriptions of Notes (as reasonably determined in good faith by the Ad Hoc Group Advisors in consultation with counsel to the Company Parties), then the Definitive Noteholder Closing Documents shall contain terms that impose the same restrictive covenants on such Company Party, contain the same events of default, and/or provide to the holders of New Notes the same remedies or prepayment rights provided to the Revolving Lenders that are set forth in the Definitive RCF Closing Documents, or terms that are reasonably equivalent (as reasonably determined in good faith by the Ad Hoc Group Advisors in consultation with counsel to the Company Parties). Each Party hereto acknowledges and agrees that (i) the Term Sheet sets forth the material terms of the Revolving Lenders’ agreement, (ii) the Descriptions of Notes set forth the material terms of the Consenting Noteholders’ agreement, (iii) certain economic terms set forth in the Term Sheet and the Descriptions of Notes are different, and (iv) subject to section 2(a), the material terms in the Definitive Documents will be consistent with the Term Sheet and Descriptions of Notes, as applicable (subject to the foregoing sentence and paragraph 34 below); however, for terms in the Definitive Documents other than economic terms specifically addressed in the Term Sheet, it is the intent of the Parties for the terms of the Definitive Noteholder Closing Documents to provide substantially the same terms to holders of the New Notes as are provided to the Revolving Lenders under the terms of the Definitive RCF Closing Documents and that it would be an exercise of reasonable discretion if a Party were to withhold its consent to the form or substance of any Definitive Document if such Definitive Document deviated from the foregoing intent in any material respect; provided, that the obligations in this Section 2(c) shall survive the Termination Date to the extent necessary to provide terms to holders of the New Notes as favorable, to the extent required in this Section 2(c), as those provided to the Revolving Lenders under the terms of the Definitive RCF Closing Documents through the Amended and Restated RemainCo Notes Indenture and the Amended and Restated Wilpinjong Notes Indenture.

(e)

Immediately after Section 2(c) of the Transaction Support Agreement, the following is hereby added as new Section 2(d): “Not later than February 3, 2021, each applicable Company Party shall execute and enter into, and cause to become fully effective as a valid and enforceable amendment to the respective indentures, (i) the Amended and Restated RemainCo Notes Indenture (the “Amended and Restated RemainCo Notes Indenture”), which Amended and Restated RemainCo Notes Indenture shall validly amend and restate the RemainCo Notes Indenture, be consistent in all respects with the RemainCo Notes Blackline attached hereto as Exhibit F (the “RemainCo Notes Blackline”) and attach the RemainCo Notes Blackline as an exhibit thereto and (ii) the Amended and Restated Wilpinjong Notes Indenture (the “Amended and Restated Wilpinjong Notes Indenture”), which Amended and Restated Wilpinjong Notes Indenture shall validly amend and restate the Wilpinjong Notes Indenture, be consistent in all respects with the Wilpinjong Notes Blackline attached hereto as Exhibit G (the “Wilpinjong Notes Blackline”) and attach the Wilpinjong Notes Blackline as an exhibit thereto; provided, that nothing in this paragraph 2(d) shall affect the applicable consent rights of each Revolving Lender and each Consenting Noteholder as described in the definition of “Definitive Documents” in Section 1 herein; provided, further, that the obligations in this Section 2(d) shall survive the Termination Date.”

(f)	Section 7(f) of the Transaction Support Agreement is hereby amended and restated in its entirety as follows:

Termination Date and Survival. The date on which this Agreement is terminated in accordance with this Section 7 shall be referred to as the “Termination Date” and the provisions of this Agreement shall terminate on the Termination Date; provided that Sections 1, 2(c) (solely to the limited extent explicitly set forth therein), 2(d), 3(h), 11, 12, 13, 14, 16, 17, 18, 19, 20, 21, 22, 23, 24, 26, 27, 28, 29, 30, 31 and 33 hereof shall survive the Termination Date.

(g)	Immediately after Exhibit E to the Transaction Support Agreement, (i) Exhibit 1 hereto shall be added as new Exhibit F and (ii) Exhibit 2 hereto shall be added as new Exhibit G.

2. Consent to Supplemental Indentures. By executing this Amendment, each Consenting Noteholder, effective on the Settlement Date and in its capacity on that date as a holder of New Notes, hereby consents to the terms of the RemainCo Notes Blackline and the Wilpinjong Notes Blackline, as applicable, the forms of which are attached to this Amendment as Exhibit 1 and Exhibit 2, respectively, and to the entry into the Amended and Restated RemainCo Notes Indenture and the Amended and Restated Wilpinjong Notes Indenture.

3. Mutual Termination. Pursuant to Section 7(d) of the Transaction Support Agreement, the Company, all of the Revolving Lenders, and all of the Consenting Noteholders hereby consent to the termination of the Transaction Support Agreement upon the occurrence of the Settlement Date. For the avoidance of doubt, such termination shall not affect any of the provisions of the Transaction Support Agreement that expressly survive termination in accordance with the terms thereof.

4. Agreement in Full Force and Effect Except as Amended. Except for the limited amendment set forth herein, all provisions of the Transaction Support Agreement shall remain in full force and effect. This Amendment shall not be deemed to expressly or impliedly consent, waive, amend or supplement any provision of the Transaction Support Agreement other than as expressly set forth herein.

5. Effect of Amendment. From and after the date of this Amendment, each reference in the Transaction Support Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import shall be deemed to mean the Transaction Support Agreement as modified by this Amendment.

6. Entire Agreement. This Amendment constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes all other prior negotiations and agreements relating to such subject matter.

7. Counterparts. This Amendment may be executed in one or more counterparts, each of which, when so executed, shall constitute one and the same instrument, and the counterparts may be delivered by facsimile transmission or by electronic mail in portable document format (PDF) or by DocuSign.

8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to any choice of law provision that would require the application of the laws of another jurisdiction. Section 24 of the Transaction Support Agreement is hereby incorporated herein by reference.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers, all as of the day and year first written above.

PEABODY ENERGY CORPORATION

By:	/s/ Mark A. Spurbeck
Name:	Mark A. Spurbeck
Title:	Executive Vice President, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer

PIC AU Holdings LLC

By:	/s/ Robert F. Bruer
Name:	Robert F. Bruer
Title:	President

PIC AU Holdings Corporation

By:	/s/ Robert F. Bruer
Name:	Robert F. Bruer
Title:	President

[Signature Page to First Amendment to Amended & Restated Transaction Support Agreement]

AMERICAN LAND DEVELOPMENT, LLC
AMERICAN LAND HOLDINGS OF COLORADO, LLC
AMERICAN LAND HOLDINGS OF ILLINOIS, LLC
AMERICAN LAND HOLDINGS OF INDIANA, LLC
AMERICAN LAND HOLDINGS OF KENTUCKY, LLC
BIG RIDGE, INC.
BTU WESTERN RESOURCES, INC.
COALSALES II, LLC
CONSERVANCY RESOURCES, LLC
EL SEGUNDO COAL COMPANY, LLC
HAYDEN GULCH TERMINAL, LLC
HILLSIDE RECREATIONAL LANDS, LLC
KAYENTA MOBILE HOME PARK, INC.
KENTUCKY UNITED COAL, LLC
MOFFAT COUNTY MINING, LLC
NEW MEXICO COAL RESOURCES, LLC
PEABODY AMERICA, LLC
PEABODY ARCLAR MINING, LLC
PEABODY ASSET HOLDINGS, LLC
PEABODY BEAR RUN MINING, LLC
PEABODY BEAR RUN SERVICES, LLC
PEABODY CABALLO MINING, LLC
PEABODY CARDINAL GASIFICATION, LLC
PEABODY CHINA, LLC
PEABODY COALSALES, LLC
PEABODY COALTRADE, LLC
PEABODY COLORADO OPERATIONS, LLC
PEABODY COLORADO SERVICES, LLC
PEABODY COULTERVILLE MINING, LLC
PEABODY DEVELOPMENT COMPANY, LLC
PEABODY ELECTRICITY, LLC
PEABODY EMPLOYMENT SERVICES, LLC
PEABODY GATEWAY NORTH MINING, LLC
PEABODY GATEWAY SERVICES, LLC
PEABODY GLOBAL FUNDING, LLC
PEABODY HOLDING COMPANY, LLC
PEABODY IC FUNDING CORP.
PEABODY ILLINOIS SERVICES, LLC
PEABODY INDIANA SERVICES, LLC
PEABODY INTERNATIONAL INVESTMENTS, INC.
PEABODY INTERNATIONAL SERVICES, INC.
PEABODY MIDWEST MANAGEMENT SERVICES, LLC
PEABODY MIDWEST MINING, LLC
PEABODY MIDWEST OPERATIONS, LLC
PEABODY MIDWEST SERVICES, LLC
PEABODY MONGOLIA, LLC
PEABODY NATURAL GAS, LLC

[Signature Page to First Amendment to Amended & Restated Transaction Support Agreement]

PEABODY NATURAL RESOURCES COMPANY
PEABODY NEW MEXICO SERVICES, LLC
PEABODY OPERATIONS HOLDING, LLC
PEABODY POWDER RIVER MINING, LLC
PEABODY POWDER RIVER OPERATIONS, LLC
PEABODY POWDER RIVER SERVICES, LLC
PEABODY ROCKY MOUNTAIN MANAGEMENT SERVICES, LLC
PEABODY ROCKY MOUNTAIN SERVICES, LLC
PEABODY SCHOOL CREEK MINING, LLC
PEABODY SERVICES HOLDINGS, LLC
PEABODY TWENTYMILE MINING, LLC
PEABODY VENEZUELA COAL CORP.
PEABODY VENTURE FUND, LLC
PEABODY WILD BOAR MINING, LLC
PEABODY WILD BOAR SERVICES, LLC
PEABODY WILLIAMS FORK MINING, LLC
PEABODY WYOMING SERVICES, LLC
PEABODY-WATERSIDE DEVELOPMENT, L.L.C.
PEC EQUIPMENT COMPANY, LLC
SAGE CREEK HOLDINGS, LLC
SAGE CREEK LAND & RESERVES, LLC
SENECA PROPERTY, LLC
SHOSHONE COAL CORPORATION
TWENTYMILE COAL, LLC
UNITED MINERALS COMPANY, LLC

By:	/s/ Eric R. Waller
Name: Eric R. Waller
Title: Secretary

[Signature Page to First Amendment to Amended & Restated Transaction Support Agreement]

PEABODY INVESTMENTS CORP.

By:	/s/ Scott T. Jarboe
	Name:	Scott T. Jarboe
	Title:	Senior Vice President & General Counsel – Corporate & Assistant Secretary

BIG SKY COAL COMPANY
NGS ACQUISITION CORP., LLC
PEABODY SAGE CREEK MINING, LLC
PEABODY SOUTHEAST MINING, LLC
PEABODY WESTERN COAL COMPANY

By:	/s/ Christopher W. Wittenauer
	Name:	Christopher W. Wittenauer
	Title:	Secretary

SENECA COAL COMPANY, LLC

By:	/s/ Charles R. Otec
	Name:	Charles R. Otec
	Title:	President

PEABODY INTERNATIONAL HOLDINGS, LLC

By:	Peabody Investments Corp., as its sole member

By:	/s/ Scott T. Jarboe
	Name:	Scott T. Jarboe
	Title:	Senior Vice President & General Counsel – Corporate & Assistant Secretary

[Signature Page to First Amendment to Amended & Restated Transaction Support Agreement]

PEABODY GLOBAL HOLDINGS, LLC

By:	/s/ James A. Tichenor
	Name:	James A. Tichenor
	Title:	Vice President and Treasurer

[Signature Page to First Amendment to Amended & Restated Transaction Support Agreement]

[Revolving Lender Signature Pages Omitted]

[Consenting Noteholder Signature Pages Omitted]

Exhibit 1

RemainCo Notes Blackline

Exhibit 2

Wilpinjong Notes Blackline